UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07153

T. Rowe Price Fixed Income Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Limited-Term Bond Portfolio	June 30, 2011

Highlights

• Short-term bonds produced modest gains during the past six months, as the longer-term, higher-yielding segments of the market were more rewarding for investors.

• Portfolio performance outpaced the Barclays index and the Lipper average during the period. The portfolio’s returns were enhanced by an exposure to investment-grade corporate and mortgage-backed bonds.

• We maintained a large overweight in investment-grade corporate bonds, an out-of-benchmark allocation to securitized sectors, and a meaningful underweight in Treasuries and government agency securities.

• While short-term economic data have created a measure of volatility, we still believe the U.S. recovery is building a self-sustaining momentum that will lead to higher interest rates going forward.

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Limited-Term Bond Portfolio

Dear Investor

Short-term bonds produced modest gains during the past six months, as the longer-term, higher-yielding segments of the market were more rewarding for investors. Investors took on greater risk in an effort to enhance total returns in their fixed income portfolios. By comparison, returns on long-term Treasuries were more subdued over the six-month period.

Market Environment

The U.S. economy slowed in the first quarter. The Commerce Department estimated that gross domestic product grew by only 1.9% —well below its 3.1% pace in the fourth quarter of 2010. Meanwhile, darker clouds emerged overseas. Events continued to unfold in the ongoing European sovereign debt crisis, and during the so-called Arab Spring, political uprisings quickly spread across a wide swath of the Middle East and North Africa. Fears of supply disruptions in the oil-rich region caused crude prices to surge above $100 per barrel—although they have since subsided—taking a bite out of consumers’ purchasing power. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

Federal Reserve Chairman Ben Bernanke offered a relatively downbeat view of the U.S. economy, acknowledging that it is growing at a slower rate than expected—although he thought it would pick up during the second half of the year. “Although it is moving in the right direction, the economy is still producing at levels well below its potential,” he said. He added that it was facing headwinds from continuing high unemployment and a moribund housing market, which are tempering consumer spending, and from the disaster in Japan.

As a result, Bernanke expects the Fed’s accommodative monetary policy to remain in place until we see a sustained period of stronger job creation and a lower unemployment rate. His remarks underscored the likelihood that historically low interest rates will be with us for the foreseeable future.

Performance

The portfolio generated a gain of 1.45% during the past six months, leading the Barclays Capital 1–3 Year U.S. Government/Credit Index and the average for its Lipper peer group. (Performance numbers for the II Class were lower, reflecting its different expense ratio.) The portfolio’s allocation of mortgage-backed and investment-grade corporate securities, which outperformed, aided relative results. The portfolio’s net asset value fell from $5.05 at the end of December 2010 to $5.04 at the end of June 2011, while dividends contributed $0.06 per share.

The portfolio’s exposure to mortgage-backed securities (MBS) was the largest contributor to relative performance. A benign refinancing and prepayment environment during the period was beneficial for higher-coupon MBS, which outperformed. In addition, our overweight allocation to investment-grade corporate bonds aided the portfolio’s relative results, as short-dated investment-grade corporate securities posted solid returns. Strong first-quarter earnings, positive fundamentals, and continued low borrowing rates stimulated demand for this sector through much of the period.

Investment-grade corporates experienced a decline in June because of concerns about the euro zone debt crisis, further weakness in U.S. economic data, a continued lackluster U.S. housing market, and increased regulation and capital requirements in the banking industry. However, June performance was heavily outweighed by earlier returns, stemming mostly from positive earnings releases in April. Within the corporate sector, we generally maintained a conservative bias toward credits. The portfolio is significantly overweight corporate securities, and our largest allocation within the sector is to industrial companies.

Our strategic underweight in Treasuries was also beneficial, as short-dated Treasuries did not perform as well as most sectors offering yield premiums. We typically underweight Treasury securities to build additional yield into the portfolio—either by overweighting investment-grade corporates or buying securitized sectors not held in our benchmark. Consequently, our allocation to commercial mortgage-backed securities aided performance, as generally solid technical dynamics and a strong start to the quarter helped generate positive returns despite increased volatility and risk aversion later in the period.

The most significant detractor from performance during the period was the portfolio’s positioning vis-à-vis maturities. Our activity in the new issue market led to out-of-benchmark exposure to intermediate-term maturities. We bought MBS and asset-backed securities with average maturities within five years, which did not do as well as other maturities.

We made no major shifts in the portfolio’s positioning during the period. We actively participated in the new issue market within investment-grade corporate bonds and made slight adjustments within that sector. While there were no themes across industries, we swapped out of names with narrow yield premiums into others offering greater yields.

Outlook

While softer economic data have increased risk aversion and volatility in the market, we still believe the U.S. recovery is building a self-sustaining momentum that eventually will put upward pressure on interest rates. Despite weak employment growth, we expect that employment gains will continue on an upward trend. Commodity prices have retreated since early May, providing some relief for consumers, but rising inflation persists as a problem for global markets. Along with the developing situation in Europe, attention is on the U.S. government and the political wrangling over the budget deficit and extension of the debt ceiling. Nonetheless, we view these events as transitory and have not changed our long-term view on the market. Although we maintain a positive outlook on credit, after two consecutive calendar years of extraordinary returns in credit-sensitive bond sectors, we expect returns to be more muted going forward. As always, our experienced team will continue to execute the disciplined, risk-conscious investment approach that has helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the portfolio’s Investment
Advisory Committee

July 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Fixed Income Investing

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Barclays Capital 1–3 Year U.S. Government/Credit Index: A broad index that incorporates corporate, Treasury, and agency bonds with maturities of one to three years.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Performance and Expenses
T. Rowe Price Limited-Term Bond Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2011 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2011 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $173,595)	$	177,478
Receivable for investment securities sold		5,907
Interest receivable		1,089
Unrealized gain on forward currency exchange contracts		24
Receivable for shares sold		19
Variation margin receivable on futures contract		3
Total assets		184,520
Liabilities		
Payable for investment securities purchased		8,195
Investment management and administrative fees payable		114
Payable for shares redeemed		74
Unrealized loss on forward currency exchange contracts		3
Total liabilities		8,386
NET ASSETS	**$**	**176,134**
Net Assets Consist of:		
Overdistributed net investment income	$	(107)
Accumulated undistributed net realized gain		804
Net unrealized gain		3,907
Paid-in capital applicable to 34,970,189 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		171,530
NET ASSETS	**$**	**176,134**
NET ASSET VALUE PER SHARE		
Limited-Term Bond Class ($169,332,226 / 33,615,693 shares outstanding)	**$**	**5.04**
Limited-Term Bond - II Class ($6,802,012 / 1,354,496 shares outstanding)	**$**	**5.02**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
($000s)

6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Interest	$	2,576
Dividend		10
Total income		2,586
Expenses		
Investment management and administrative expense		600
Rule 12b-1 fees - Limited-Term Bond-II Class		3
Total expenses		603
Net investment income		1,983
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		1,049
Futures		(196)
Foreign currency transactions		(3)
Net realized gain		850
Change in net unrealized gain (loss)		
Securities		(551)
Futures		3
Other assets and liabilities denominated in foreign currencies		34
Change in net unrealized loss		(514)
Net realized and unrealized gain		336
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**2,319**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2011 (Unaudited)

T. Rowe Price Fixed Income Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks a high level of income consistent with moderate fluctuations in principal value. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Limited-Term Bond Portfolio original share class (Limited-Term Bond Class), offered since May 13, 1994, and the Limited-Term Bond Portfolio–II (Limited-Term Bond–II Class), offered since March 31, 2005. Limited-Term Bond–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Limited-Term Bond–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $(213,000) for the six months ended June 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 1% and 2% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the six months ended June 30, 2011, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended June 30, 2011, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by T. Rowe Price Associates, Inc. that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of June 30, 2011, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of June 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $26,656,000 and $34,234,000, respectively, for the six months ended June 30, 2011. Purchases and sales of U.S. government securities aggregated $56,947,000 and $57,715,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $11,000.

At June 30, 2011, the cost of investments for federal income tax purposes was $173,595,000. Net unrealized gain aggregated $3,907,000 at period-end, of which $4,103,000 related to appreciated investments and $196,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. The Board noted that, under the Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets and that the Advisor, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure (for the Investor Class and II Class) and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for both classes) were above the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011